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                                                                 Exhibit 23.1



                          CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form S-1 of the form of our report, to be issued, relating to the consolidated financial statements of Troy Group, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.

                                   MCGLADREY & PULLEN, LLP


Anaheim, California
May 1, 1998